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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Modem Media . Poppe Tyson, Inc.
                   _________________________________________
            (Exact name of registrant as specified in its charter)

       Delaware                                                  06-1464807
_______________________                                     ___________________
(State of incorporation                                      (I.R.S. Employer
    or organization)                                        Identification No.)

                   228 Saugatuck Avenue, Westport, CT  06880
________________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                   Name of each exchange on which
       to be so registered                   each class is to be registered


________________________________       _________________________________________

________________________________       _________________________________________

________________________________       _________________________________________


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A(c), check the following box.  [   ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [ X ]

     Securities Act registration statement file number to which this form relates: 333-68057

     Securities to be registered pursuant to Section 12(g) of the Act:

                     Class A Common Stock, Par Value $.001
________________________________________________________________________________
                                Title of Class
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           INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

           Incorporated by reference to "Description of Capital Stock" section and Shares Eligible for Future Sale section on pages 61-66 of the Registrant's Registration Statement on Form S-1 (file number 333-68057) filed with the Securities and Exchange Commission on November 27, 1998, as amended (the "S-1 Registration Statement").

ITEM 2.    EXHIBITS

           The following exhibits are filed as part of this registration statement:


           3.1(a)*     Certificate of Incorporation of Registrant, as amended.

           3.1(b)* Form of Amended and Restated Certificate of Incorporation of Registrant to be effective upon consummation of the offering.

           3.2(a)*     Bylaws of Registrant, as amended.

           3.2(b)* Form of Bylaws of Registrant to be effective upon consummation of the offering.

           4.1*        Form of Registrant's Class A common stock certificate.

_____________________
* Incorporated by reference to Exhibit 3.1(a) through Exhibit 4.1 to the S-1 Registration Statement.
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                                  SIGNATURE



Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: January 30, 1999              Modem Media . Poppe Tyson, Inc.



                                    By:   /s/ Steven C. Roberts
                                       -----------------------------------------
                                           Steven C. Roberts
                                           Chief Financial Officer and Secretary